UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 17, 2016

TWO RIVERS WATER & FARMING COMPANY
(Exact name of registrant as specified in charter)
Colorado
(State or other jurisdiction of incorporation)
000-51139	13-4228144
(Commission File Number)	(IRS Employee Identification No.)

2000 South Colorado Blvd., Tower 1 Suite 3100, Denver, Colorado	80222
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(303) 222-1000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

/__/ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/__/Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/__/Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

/__/Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Mr. Gregg Campbell, a director of Two Rivers Water & Farming Company (the “Company”), provided written notice on April 17, 2016 to the Company that he has decided to resign from the Company’s Board of Directors effective immediately.   There were no disagreements between Mr. Campbell and the Company. Mr. Campbell tendered his resignation based on Mr. Campbell’s new venture in water-related infrastructure and water supply development, which will require significantly more time to adequately serve as a Company director and to avoid any conflicts of interest.

SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TWO RIVERS WATER & FARMING COMPANY (Registrant)
Dated: April 18, 2016	By: /s/ Wayne Harding_____________ Wayne Harding, Chief Financial Officer